UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 27, 2005


                             The Wilber Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)


         New York                    001-31896              15-6018501
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(State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)           File Number)          Identification No.)


                    245 Main Street, Oneonta, New York 13820
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (607) 432-1700
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)   Not applicable.

(b), (c) On September 23, 2005, The Wilber Corporation (the "Company") Board of Directors announced that Alfred S. Whittet, the Company's President and Chief Executive Officer will retire effective January 2, 2006. Mr. Whittet, who also serves as the President and Chief Executive Officer of the Company's sole bank subsidiary Wilber National Bank (the "Bank") will be succeeded by Douglas C. Gulotty. Mr. Gulotty currently serves as the President and Chief Operating Officer of the Bank and Executive Vice President and Secretary of the Company. Mr. Whittet will retain his position as Vice Chairman of the Board of Directors of both the Company and the Bank upon his retirement.

(d)   Not applicable.


Item 9.01  Financial Statements and Exhibits.

(c)   Exhibits.

  Exhibit

     No.            Description
     ---            -----------

    99.1 Press release, dated September 27, 2005 announcing the succession plan

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE WILBER CORPORATION
                                             ----------------------
                                                   (Registrant)



                                             /s/ Joseph E. Sutaris
                                             -----------------------------------
                                             Joseph E. Sutaris
                                             Treasurer & Chief Financial Officer
Date: September 27, 2005

                                  EXHIBIT INDEX

     Exhibit
        No.                Description
        ---                -----------

       99.1                Press release, dated September 27, 2005